Exhibit 99.3

Title:	Summary of Virgin Orbit Financial Forecast & Extended Financial Forecast

Date:	19-Aug-21

Disclaimer:

These extended financial forecasts (these “Extended Financial Forecasts”) relate to a proposed business combination (the “Business Combination” or the “Transaction”) between NextGen Acquisition Corp. II (“NextGen”) and Vieco USA, Inc. (“Virgin Orbit” or the “Company” and together with NextGen, the “Combined Company”).

Certain information included herein describes or assumes the expected terms that will be included in the agreements to be entered into by the parties to the Transaction. The terms of such agreements are under negotiation and subject to change. The consummation of the Transaction, or any transaction, is also subject to other various risks and contingencies, including customary closing conditions. There can be no assurance that the Transaction, or any transaction, will be consummated. As such, the subject matter of these materials is evolving and is subject to further change by the Company and NextGen in their joint and absolute discretion.

No representations or warranties, express or implied, are given in, or in respect of, these Extended Financial Forecasts. To the fullest extent permitted by law, in no circumstances will the Company or NextGen or any of their respective subsidiaries, shareholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of these Extended Financial Forecasts, their contents, their omissions, reliance on the information contained within them, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The recipient also acknowledges and agrees that the information contained in these Extended Financial Forecasts is preliminary in nature and is subject to change, and any such changes may be material. The Combined Company disclaims any duty to update the information contained in these Extended Financial Forecasts.

The information contained herein does not purport to be comprehensive or to contain all of the information that a person may desire in considering an investment in the Combined Company, and is not intended to form the basis of any investment decision in the Combined Company. The data contained herein is derived from various internal and external sources, which has not been independently verified by the Company or NextGen and cannot assure the recipient of the data’s accuracy or completeness, and this data is subject to change. No representation is made as to the reasonableness of the assumptions underlying, or the accuracy or completeness of any, modeling or back-testing or any other information contained herein. All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have been changed since the issuance of this document. Any data on past performance, modeling or back-testing contained herein is not an indication as to future performance. The information contained in these Extended Financial Forecasts is provided as at the date of its publication and is subject to updating, completion, revision, amendment and further verification and these Extended Financial Forecasts do not purport to be exhaustive or to contain all the information that may be required to make a full analysis of the Combined Company or the Transaction. The recipient of these materials should consult his, her or its own legal, regulatory, tax, business, financial and accounting advisors to the extent such recipient deems necessary, and such recipient must make his, her or its own investment decision and perform his or her own independent investigation and analysis of an investment in the Combined Company, and the transactions contemplated in connection therewith.

These Extended Financial Forecasts are for informational purposes only and do not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instrument of any of the Company, NextGen or the Combined Company in any jurisdiction in which the offer, solicitation, recommendation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements:	Certain statements, estimates, targets and projections in these Extended Financial Forecasts may be considered forward-looking statements. Forward-looking statements generally relate to future events or NextGen’s or the Company’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s services, projections of the Company’s future financial results and other metrics, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by NextGen and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (ii) the outcome of any legal proceedings that may be instituted against NextGen, the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of NextGen; (iv) the inability of the Company to satisfy other conditions to closing; (v) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (vi) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (vii) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (viii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, and the costs related to the Business Combination; (ix) changes in applicable laws or regulations; (x) the possibility that the Company or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xi) the Company’s estimates of expenses and profitability; (xii) the evolution of the markets in which the Company competes; (xii) the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; (xiii) the ability of the Company to defend its intellectual property; (xiv) the ability of the Company to satisfy regulatory requirements; (xv) the impact of the COVID-19 pandemic on the Company’s and the combined company’s business; and (xv) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in NextGen’s Annual Report on Form 10-K, the risk factors relating to the Company included in the investor presentation, and other risks and uncertainties indicated from time to time in other documents filed or to be filed with the SEC by NextGen.

If any of these risks materialize or if the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that are not presently known to the Company or NextGen or that the Company or NextGen currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and NextGen’s expectations, plans or forecasts of future events and views as of the date of these Financial Forecasts. Forward-looking statements speak only as of the date they are made, and the Company and NextGen undertake no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statements, whether as the result of new information, future events or otherwise, except as required by law.

Nothing in these Extended Financial Forecasts should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither NextGen nor the Company undertakes any duty to update these forward-looking statements.

Use of Projections:

These Extended Financial Forecasts contain financial forecasts for the Company with respect to certain financial results for the Company’s fiscal years 2021 through 2030. Neither NextGen’s nor the Company’s independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in these Extended Financial Forecasts, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of these Extended Financial Forecasts. These projections are forward-looking statements included for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In these Extended Financial Forecasts, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in these Extended Financial Forecasts should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

These Extended Financial Forecasts and projections should not be relied upon as being necessarily indicative of future results.

Financial Information; Non-GAAP Financial Measures:

The financial information and data contained in these Extended Financial Forecasts have not been audited in accordance with the standards of the Public Company Accounting Oversight Board and does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed by NextGen relating to the proposed Business Combination and the proxy statement/prospectus contained therein.

These Extended Financial Forecasts also include certain financial measures not presented in accordance with U.S. generally accepted accounting principles (“GAAP”) including EBITDA, EBITDA margin, free cash flow and EBITDA - Capex +/- change in Net Working Capital (“NWC”) and certain ratios and other metrics derived therefrom.

The Company defines EBITDA as earnings before interest, tax, depreciation, and amortization. The Company defines EBITDA margin as earnings before interest, tax, depreciation, and amortization as a percentage of its total revenue. The Company defines EBITDA - Capex +/- change in NWC as free cash flow. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies.

NextGen and the Company believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. NextGen and the Company believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, there can be no assurance that the Company will not modify the presentation of these or similar non- GAAP measures in the future, including to make adjustments for future expenses or other items that the Company believes are appropriate in comparing its operating performance across reporting periods on a consistent basis.

These Extended Financial Forecasts also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, NextGen and the Company are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

	Virgin Orbit Financial Forecast						Virgin Orbit Extended Financial Forecast
	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030
Revenue	$15	$70	$331	$914	$1,554	$2,063	$2,555	$2,999	$3,814	$4,621
Gross Profit	(20)	(4)	98	378	724	1,098	1,384	1,619	2,029	2,441
Adj. EBITDA(1)	(156)	(151)	(17)	229	504	854	1,150	1,358	1,717	2,069
Net Income	(171)	(180)	(77)	127	362	676	770	874	1,132	1,397
Unlevered Free Cash Flow(2)	(155)	(222)	(120)	90	530	854	820	873	1,229	1,615

Notes:

(1)	Adjusted EBITDA is defined as as net income plus the deduction of the sums of interest expense, taxes and depreciation and amortization
(2)	Unlevered free cash flow is defined as NOPAT (net operating profit after taxes, i.e. Adjusted EBITDA less depreciation and amortization, less tax expense based on a marginal cash tax rate and inclusive of NOLs where applicable), plus depreciation and amortization, less capital expenditures, less increases in net working capital.

General	Management estimates of near-term revenue based on launch manifest. Commercial and civil launch estimates are based on active contracts, active proposals and identified opportunities + external market assessments and expectations of market capture. National Security and Defense estimates are based on active contracts active proposals and identified opportunities + external market assessments. Space Solutions estimates are based on external market assessments and expectations of market capture.

Management estimates of profitability based on internal assessments of cost profile. The Company expects to benefit from economies of scale, learning curve and growth In its differentiated offerings overtime. Capex is driven by funding requirements for additional manufacturing capacity, incremental CosmicGirl aircraft and the evolution of product portfolio. The company benefits from favorable working capital dynamics due to the typical pre-payments associated with launches.

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